                                                                    EXHIBIT 10.1


                                                                  CONFORMED COPY

                           AMENDED AND RESTATED 364-DAY CREDIT AGREEMENT dated
                  as of June 28, 2002 (this "2002 Amendment and Restatement"), among Cox Radio, Inc., the banks party hereto (the "Banks"), JPMorgan Chase Bank (the "Administrative Agent"), as administrative agent and Bank of America, N.A. and Wachovia Bank, National Association, as syndication agents (the "Syndication Agents").

         A. On June 29, 2001, the Company, certain of the Banks and the Administrative Agent entered into an Amended and Restated 364-Day Credit Agreement in an aggregate principal amount of $350,000,000 (the "Credit Agreement").

         B. The parties hereto have agreed, subject to the terms and conditions hereof, to amend and restate the Credit Agreement as set forth herein on the terms and subject to the conditions provided herein.

         C. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

         SECTION 1. Amendment and Restatement. The Credit Agreement is hereby amended and restated in the form of an Amended and Restated Credit Agreement dated as of the date hereof, the terms of which shall be identical to the terms of the Credit Agreement except as expressly provided in this Section.

         (a) Amendment to Article I. Article I of the Credit Agreement is hereby amended by:

         (i) Deleting the definition of "Agent's Fee Letter" and substituting therefor the following:

                        ""Agent's Fee Letter" shall mean the fee letter dated
                  as of June 3, 2002 among JPMCB, J.P. Morgan Securities Inc. ("JPMorgan"), the Company and the other parties thereto."

         (ii) Deleting the definition of "Existing Facility" and substituting therefor the following, and making a corresponding amendment to the first preamble to the Credit Agreement:

                        ""Existing Facility" shall mean the Amended and Restated
                  364-Day Credit Agreement dated as of

                  June 29, 2001, among the Company and the banks and the agents party thereto."

                  (iii) Amending the definition of the term "Interest Period" by adding the text", Federal Funds Rate Loan" after "Eurodollar Loan" therein, moving the "and" at the end of clause (a) to the end of clause (b), and adding the following to the end thereof:

                           "(c) in the case of Federal Funds Rate Loans, ending
                  not less than one day nor more than 30 days thereafter;"

                  (iv) Amending the definition of the term "Chase" to read as follows:


                  ""JPMCB" shall mean JPMorgan Chase Bank, a New York banking corporation having its principal offices located at 270 Park Avenue, New York, New York 10017"

and as so amended moving the definition to its proper alphabetical position. Each reference in the Credit Agreement to the defined term "Chase" is amended to refer to "JPMCB".

                  (v) In the definition of the term "Majority Banks", deleting both instances of the text "at least 51%" and substituting in each instance the text "greater than 50%".

                  (vi) Amending the definition of the term "Margin Percentage" by inserting the text ", Federal Funds Borrowing Rate" immediately after the first instance of the term "CD Rate", inserting the text ", Federal Funds Rate Loans" immediately after the term "CD Rate Loans", and replacing the grid therein with the following:


                                                                                       Applicable
                                                                                      Margin (%)--
                                                                     Applicable        CD Rate and
                                                                    Margin (%)--      Federal Funds
                                                Commitment           Eurodollar       Borrowing Rate
Category               Ratings                 Fee Rate (%)             Loans             Loans (%)
Category 1            > A-/A3                     0.09                 0.40                 .525
                      -
Category 2            BBB+/Baa1                   0.10                 0.50                 .625
Category 3            BBB/Baa2                    0.125                0.625                .750
Category 4            BBB-/Baa3                   0.15                 0.75                 .875
Category 5            < BB+/Ba1                   0.20                 1.00                1.125
                      -

                  (vii) In the definition of the term "Maturity Date", deleting the word "fourth" and substituting therefor the word "third".

                  (viii) Deleting the definition of the term "Quarterly Date" and substituting therefor the following:

                  ""Quarterly Date" shall mean the last day of each March, June, September and December, beginning with September 30, 2002, or if any such date is not a Business Day, the respective Quarterly Date shall be the next preceding Business Day."

                  (ix)     In the definition of the term "Revolving
Loans", adding immediately after the text "CD Rate Loans", the text ", Federal Funds Rate Loans".

                  (x) Deleting the definition of the term "Termination Date" and substituting therefor the following:

                  ""Termination Date" shall mean June 27, 2003."

                  (xi) Adding in the appropriate alphabetical order the following definitions:

                  "Federal Funds Rate Loans" shall mean those Loans which may be made under this Agreement and which are described in Section 2.01(d)(iv) on which the Company shall pay interest at a rate based on the Federal Funds Borrowing Rate.

                  "Issuing Bank" shall mean JPMCB and its successors in such capacity as provided in Section 2.08(i). The

                  Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of the Issuing Bank, in which case the term "Issuing Bank" shall include any such Affiliate executing this Agreement as Issuing Bank, in its capacity as issuer of Letters of Credit hereunder.

                           "LC Disbursement" shall mean a payment made by the
                  Issuing Bank pursuant to a Letter of Credit.

                           "LC Exposure" shall mean, at any time, the sum of (a)
                  the aggregate undrawn amount of all outstanding Letters of Credit at such time plus (b) the aggregate amount of all LC Disbursements that have not yet been reimbursed by or on behalf of the Company at such time. The LC Exposure of any Bank at any time shall be its Applicable Percentage of the total LC Exposure at such time.

                           "LC Participation Fees" shall have the meaning set
                  forth in Section 4.05.

                           "Letter of Credit" shall mean any letter of credit
                  issued pursuant to this Agreement.

                           "Related Parties" means, with respect to any
                  specified Person, such Person's Affiliates and the respective directors, officers, employees, agents and advisors of such Person and such Person's Affiliates.

                           (b)      Amendment to Section 2.01(a). Section
2.01(a) is hereby amended by deleting the text "exceed $350,000,000" and substituting therefor the text "and letters of credit exceed $150,000,000", and by inserting the text ", Federal Funds Rate Loans" immediately after the term "Alternate Base Rate Loans" therein.

                           (c)      Amendment to Exhibit 2.01(a). Exhibit
2.01(a) to the Credit Agreement is hereby amended by deleting such Exhibit 2.01(a) and substituting therefor Exhibit 2.01(a) hereto.

                           (d)      Amendment to Section 2.01(b)(i). Section
2.01(b) is hereby amended by inserting the text "Federal Funds Rate Loans or" immediately before the first instance of the term "Alternate Base Rate Loans", replacing the text "and the Alternate Base Rate" with the text "and the Federal Funds Rate or the Alternate Base Rate, as the case may be", inserting in subclause (x) thereof the text ", Federal Funds Rate Loans" immediately after the term "CD

Rate Loans", and inserting into subclause (y) thereof the text ", Federal Funds Rate Loans" after the term "Eurodollar Loans".

                           (e)      Amendment to Section 2.01(d). Section
2.01(d) is hereby amended by adding the following clause immediately after clause (iii), and renumbering the following clauses therein as appropriate:

                           (iv) Each Federal Funds Rate Loan shall be made in Dollars and shall bear interest on the unpaid principal amount thereof from time to time outstanding at a rate per annum (for the actual number of days elapsed, based on a year of 360 days) which shall be equal to the lesser of (A) the Federal Funds Borrowing Rate plus the applicable Margin Percentage, or (B) the Highest Lawful Rate.

Section 2.01(d) is further amended by adding at the end thereof the following clause:

                           "(vii)   Subject to the provisions of clause (vi) of
                  this Section 2.01(d), following the Termination Date, each Loan shall bear interest at a rate per annum equal to 0.25% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.01(d). Subject to clause (vi) of this Section 2.01(d), the interest rate provided for under this paragraph shall at all times following the Termination Date constitute the total interest applicable to such Loan."

                           (f)      Amendment to Section 2.01(e)(i). Section
2.01(e)(i) is hereby amended by inserting the text ", Federal Funds Rate Loans" immediately after the term "CD Rate Loans", inserting the text ", Federal Funds Rate Loan" after the text "Alternate Base Rate Loan", and inserting the text ", Federal Funds Rate Loans" after the final instance of the text "Alternate Base Rate Loans".

                           (g)      Amendment to Section 2.01(h). Section
2.01(h) is hereby amended by inserting the text "or Letter of Credit" after both instances of the word "Loan".

                           (h)      Amendment to Section 2.01(i). Section
2.01(i) is hereby amended by deleting the word "fourth", and substituting therefor the word "third".

                           (i)      Amendment to Article II. Article II is
hereby amended by adding at the end thereof the following section:

                           SECTION 2.08. Letters of Credit. (a) General. Subject
                  to the terms and conditions set forth herein, the Company may request the issuance of Letters of Credit for its own account, in a form reasonably acceptable to the Administrative Agent and the Issuing Bank, at any time and from time to time prior to the date five Business Days prior to the Termination Date. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by the Company to, or entered into by the Company with, any Issuing Bank relating to any Letter of Credit, the terms and conditions of this Agreement shall control.

                           (b) Notice of Issuance, Amendment, Renewal, Extension; Certain Conditions. To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), the Company shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the Issuing
                  Bank) to the Issuing Bank and the Administrative Agent (reasonably in advance of the requested date of issuance, amendment, renewal or extension) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (c) of this Section), the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit. If requested by the Issuing Bank, the Company also shall submit a letter of credit application on the Issuing Bank's standard form in connection with any request for a Letter of Credit. A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Company shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the LC Exposure shall not exceed $25,000,000 and (ii) the sum of (I) the outstanding aggregate principal amount of all Loans and (II) the LC Exposure shall not exceed the Total Commitment.

                           (c) Expiration Date. Each Letter of Credit shall expire at or prior to the close of business on the date that is five Business Days prior to the Termination Date.

                           (d) Participations. By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) and without any further action on the part of the Issuing Bank or the Banks, the Issuing Bank hereby grants to each Bank, and each Bank hereby acquires from the Issuing Bank, a participation in such Letter of Credit equal to such Bank's Applicable Percentage of the aggregate amount available to be drawn under such Letter of Credit. In consideration and in furtherance of the foregoing, each Bank hereby absolutely and unconditionally agrees to pay to the Administrative Agent, for the account of the Issuing Bank, such Bank's Applicable Percentage of each LC Disbursement made by the Issuing Bank and not reimbursed by the Company on the date due as provided in paragraph (e) of this Section, or of any reimbursement payment required to be refunded to the Company for any reason. Each Bank acknowledges and agrees that its obligation to acquire participations pursuant to this paragraph in respect of Letters of Credit is absolute and unconditional and shall not be affected by any circumstance whatsoever, including any amendment, renewal or extension of any Letter of Credit or the occurrence and continuance of a Default or reduction or termination of the Commitments, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever.

                           (e) Reimbursement. If the Issuing Bank shall make any LC Disbursement in respect of a Letter of Credit, the Company shall reimburse such LC Disbursement by paying to the Administrative Agent an amount equal to such LC Disbursement not later than 12:00 noon, New York City time, on the date that such LC Disbursement is made, if the Company shall have received notice of such LC Disbursement prior to 10:00 a.m., New York City time, on such date, or, if such notice has not been received by the Company prior to such time on such date, then not later than 12:00 noon, New York City time, on (i) the Business Day that the Company receives such notice, if such notice is received prior to 10:00 a.m., New York City time, on the day of receipt, or (ii) the Business Day immediately following the day that the Company receives such notice, if such notice is not received prior to such time on the day of receipt; provided that, if such LC Disbursement is not less than the minimum borrowing amount, the Company may, subject to the conditions to borrowing set forth herein, request that such payment be financed with an Alternate Base Rate Loan or Federal Funds Rate Loan in an equivalent amount and, to the extent so financed, the Company's obligation to make such payment shall be discharged and replaced by the resulting Alternate Base Rate Loan or Federal Funds Rate Loan. If the Company fails to make such payment when due, the Administrative Agent shall notify each Bank of the applicable LC Disbursement, the payment then due from the Company in respect thereof and such Bank's Applicable Percentage thereof. Promptly following receipt of such notice, each Bank shall pay to the Administrative Agent its Applicable Percentage of the LC Disbursement not reimbursed by the Company, in the same manner as provided in Section 2.01 with respect to Loans made by such Bank (and Section 2.01 shall apply, mutatis mutandis, to the payment obligations of the Banks), and the Administrative Agent shall promptly pay to the Issuing Bank the amounts so received by it from the Banks. Promptly following receipt by the Administrative Agent of any payment from the Company pursuant to this paragraph, the Administrative Agent shall distribute such payment to the Issuing Bank or, to the extent that Banks have made payments pursuant to this paragraph to reimburse the Issuing Bank, then to such Banks and the Issuing Bank as their interests may appear. Any payment made by a Bank pursuant to this paragraph to reimburse the Issuing Bank for any LC Disbursement (other than the funding of Alternate Base Rate Loans or Federal Funds Rate Loan as contemplated above) shall not constitute a Loan and shall not relieve the Company of its obligation to reimburse such LC Disbursement.

                           (f)      Obligations Absolute. The Company's
                  obligation to reimburse LC Disbursements as provided in paragraph (e) of this Section shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement under any and all circumstances whatsoever and irrespective of (i) any lack of validity or enforceability of any Letter of Credit or this Agreement, or any term or provision therein, (ii) any draft or other document presented under a Letter of

                  Credit proving to be forged, fraudulent or invalid in any respect or any statement therein being untrue or inaccurate in any respect, (iii) payment by the Issuing Bank under a Letter of Credit against presentation of a draft or other document that does not comply with the terms of such Letter of Credit, or (iv) any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section, constitute a legal or equitable discharge of, or provide a right of setoff against, the Company's obligations hereunder. Neither the Administrative Agent, the Banks, the Issuing Bank, nor any of their Related Parties, shall have any liability or responsibility by reason of or in connection with the issuance or transfer of any Letter of Credit or any payment or failure to make any payment thereunder (irrespective of any of the circumstances referred to in the preceding sentence), or any error, omission, interruption, loss or delay in transmission or delivery of any draft, notice or other communication under or relating to any Letter of Credit (including any document required to make a drawing thereunder), any error in interpretation of technical terms or any consequence arising from causes beyond the control of the Issuing Bank; provided that the foregoing shall not be construed to excuse the Issuing Bank from liability to the Company to the extent of any direct damages (as opposed to consequential damages, claims in respect of which are hereby waived by the Company to the extent permitted by applicable law) suffered by the Company that are caused by the Issuing Bank's failure to exercise care when determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof. The parties hereto expressly agree that, in the absence of gross negligence or wilful misconduct on the part of the Issuing Bank (as finally determined by a court of competent jurisdiction), the Issuing Bank shall be deemed to have exercised care in each such determination. In furtherance of the foregoing and without limiting the generality thereof, the parties agree that, with respect to documents presented which appear on their face to be in substantial compliance with the terms of a Letter of Credit, the Issuing Bank may, at its sole discretion, either accept and make payment upon such documents without responsibility for further investigation, regardless of any notice or information to the contrary, or refuse to accept and make payment upon such documents if such documents are not in strict compliance with the terms of such Letter of Credit.

                           (g) Disbursement Procedures. The Issuing Bank shall, promptly following its receipt thereof, examine all documents purporting to represent a demand for payment under a Letter of Credit. The Issuing Bank shall promptly notify the Administrative Agent and the Company by telephone (confirmed by telecopy) of such demand for payment and whether the Issuing Bank has made or will make an LC Disbursement thereunder; provided that any failure to give or delay in giving such notice shall not relieve the Company of its obligation to reimburse the Issuing Bank and the Banks with respect to any such LC Disbursement.

                           (h) Interim Interest. If the Issuing Bank shall make any LC Disbursement, then, unless the Company shall reimburse such LC Disbursement in full on the date such LC Disbursement is made, the unpaid amount thereof shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Company reimburses such LC Disbursement, at the Default Rate. Interest accrued pursuant to this paragraph shall be for the account of the Issuing Bank, except that interest accrued on and after the date of payment by any Bank pursuant to paragraph (e) of this Section to reimburse any Issuing Bank shall be for the account of such Bank to the extent of such payment.

                           (i) Replacement of the Issuing Bank. The Issuing Bank may be replaced at any time by written agreement among the Company, the Administrative Agent, the Issuing Bank and the successor Issuing Bank. The Administrative Agent shall notify the Banks of any such replacement of the Issuing Bank. At the time any such replacement shall become effective, the Company shall pay all unpaid fees accrued for the account of the replaced Issuing Bank. From and after the effective date of any such replacement, (i) the successor Issuing Bank shall have all the rights and obligations of the replaced Issuing Bank under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term "Issuing Bank" shall be deemed to refer to such successor or to any previous Issuing Bank, or to such successor and all previous Issuing Banks, as the context shall require. After the replacement of the Issuing Bank hereunder, the replaced Issuing Bank shall remain a party hereto and shall continue to have all the rights and obligations of the Issuing Bank under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

                           (j) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Company receives notice from the Administrative Agent (or, if the maturity of the Loans has been accelerated, Banks with LC Exposure representing greater than 50% of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Company shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Banks, an amount in cash equal to the LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Company described in Section 10.11 or 10.12. Such deposit shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Company under this Agreement. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over such account. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Administrative Agent and at the Company's risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Company for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Banks with LC Exposure representing greater than 50% of the total LC Exposure), be applied to satisfy other obligations of the Company under this Agreement. If the Company is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Company within three Business Days after all Events of Default have been cured or waived.

                           (k) Amendment to Article III. Article III is hereby amended by inserting the text "Federal Funds Rate Loans or" immediately before each instance of the term "Alternate Base Rate Loans" therein.

                           (l) Amendment to Section 4.01. Section 4.01 is hereby amended by deleting the text "an administration fee pursuant to the terms and conditions set forth in the Agent's Fee Letter", and substituting therefor the text "the agreed upon administrative fees".

                           (m) Amendment to Section 4.02. Section 4.02 is hereby amended by adding the following text at the end thereof:

                           "For purposes of computing Commitment Fees with respect to Commitments, a Commitment of a Bank shall be deemed to be used to the extent of the LC Exposure of such Bank."

                           (n) Amendment to Section 4.03. Section 4.03 is hereby amended by adding the text ", LC Exposure" after the text "Loans)", adding the text "and LC Exposure" after each instance of the text "outstanding Loans", and adding the text "and LC Exposure" after the text "(a) Loans" and after the text "(b) loans".

                           (o) Amendment to Section 4.04. Section 4.04 is hereby amended by replacing the text "Swingline Exposure" with the text "Swingline Exposure, LC Exposure".

                           (p) Amendment to Article IV. Article IV is hereby amended by inserting at the end thereof the following section:

                           SECTION 4.05. LC Participation Fees. The Company
                  agrees to pay (i) to the Administrative Agent for the account of each Bank a participation fee ("LC Participation Fee") with respect to its participations in Letters of Credit, which shall accrue at the Margin Percentage used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Bank's LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Closing Date to but excluding the later of the date on which such Bank's Commitment terminates and the date on which such Bank ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon by the Borrower and the Issuing Bank on the average daily stated amount of the Letters of Credit issued by the Issuing Bank during the period from and including the Closing Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as the Issuing Bank's standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Closing Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within 10 days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day).

                           (q) Amendment to Article V. Article V is hereby amended by adding the following text at the end thereof:

                           "The Letters of Credit will be used for general
                  corporate purposes."

                           (r) Amendment to Exhibit 6.01. Exhibit 6.01 to the Credit Agreement is hereby amended by deleting such Exhibit 6.01 and substituting therefor Exhibit 6.01 hereto.

                           (s) Amendment to Section 6.02. Section 6.02 of the Credit Agreement is hereby amended by:

                           (i) Deleting the first sentence thereof and substituting therefor the following:

                                    "The Company has furnished each Bank with
                           the consolidated financial statements for the Company and its Subsidiaries as at and for its fiscal year ended December 31, 2001, accompanied by the opinion of Deloitte & Touche, and quarterly consolidated financial statements as at and for the period ended March 31, 2002."

                           (ii) Deleting "March 31, 2001" in the last sentence thereof and substituting therefor "March 31, 2002".

                           (t) Amendment to Exhibit 6.03. Exhibit 6.03 of the Credit Agreement is hereby amended by deleting such Exhibit 6.03 and substituting therefor Exhibit 6.03 hereto.

                           (u) Amendment to Section 6.14. Section 6.14 is hereby amended by replacing "June, 2000" with "June, 2002".

                           (v) Amendment to Section 7.02. Section 7.02 is hereby amended by inserting the following text immediately following the first ")" in the first paragraph therein:

                           ", and of the Issuing Bank to issue Letters of Credit,"

                           (w) Amendment to Section 7.02(d). Section 7.02(d) is hereby amended by adding the text "in all material respects" after both instances of the word "true".

                           (x) Amendment to Section 8.01(a). Section 8.01(a) of the Credit Agreement is hereby amended by deleting the phrase "January 1, 2002, through December 30, 2002" contained in the table therein and replacing it with the phrase "January 1, 2002, through December 31, 2002."

                           (y) Amendment to Section 8.01(b). Section 8.01(b) of the Credit Agreement is hereby amended by deleting the entire clause and substituting therefor the following:

                                    "(b) an Interest Coverage Ratio for any four
                           consecutive fiscal quarter (commencing with such period ending on June 30, 2002) period of not less than 2.0 to 1.0."

                           (z) Amendment to Section 8.02. The final paragraph of Section 8.02 is hereby amended by deleting the third sentence thereof and substituting therefor the following:

                           "Together with each delivery of financial statements required by clause (a) above, the Company will deliver to each Bank a written statement of said accountants that, in conducting the audit necessary to the issuance of an opinion on such financial statements, nothing came to their attention that caused them to believe that an Event of Default or Default relating to financial and accounting matters (an "Accounting Event of Default or Default") had occurred, or, if such accountants shall have obtained knowledge of any such Accounting Event of Default or Default, such statement shall specify the nature and period of existence thereof; provided that such accountants shall not be liable directly or indirectly to any Bank for failure to obtain knowledge of any such Accounting Event of Default or Default; and provided further that in issuing such statement, such accountants shall not be required to go beyond those auditing procedures conducted in connection with their issuance of the opinion referred to above."

                           (aa) Amendment to Exhibit 9.01(d). Exhibit 9.01(d) of the Credit Agreement is hereby amended by deleting such
         Exhibit 9.01(d) and substituting therefor Exhibit 9.01(d) hereto.

                           (bb) Amendment to Article X. Article X is hereby amended by inserting the following text immediately after both instances of the phrase "to make Loans" in the first paragraph thereof:

                           "and of the Issuing Bank to issue Letters of Credit".

                           (cc) Amendment to Section 10.03. Section 10.03 is hereby amended by inserting the following text at the end of clause (a) therein:

                           "provided that a default under other Debt of the Company or any Restricted Subsidiary as described in this clause (a) shall not constitute an Event of Default under this agreement unless
         (x) the Company or such Restricted Subsidiary is aware of the default under such other Debt and, if no grace period of at least 3 days is provided for under the other Debt, 3 days have passed since the Company or Restricted Subsidiary became aware of such default, without the curing of the default or (y) such other Debt has become due prior to the maturity thereof; and provided further that, during the continuance of any applicable grace period or such 3 day period, any such failure to pay such other Debt when due shall constitute a Default (but not an Event of Default) hereunder;"

                           (dd) Amendment to Section 12.05. Section 12.05 is hereby amended by inserting, immediately after the word "Commitments", the text ", participations in Letters of Credit".

                           (ee) Amendment to Section 13.01. Section 13.01 is hereby amended by replacing the "and" immediately preceding the third clause thereof with a comma, and replacing the period immediately preceding the final sentence thereof with the following text:

                           "and (iv) all reasonable out-of-pocket expenses
                  incurred by the applicable Issuing Bank in connection with the issuance, amendment, renewal or extension of any Letter of Credit or any demand for payment thereunder."

                           (ff) Amendment to Exhibit 13.02. Exhibit 13.02 of the Credit Agreement is hereby amended by deleting such Exhibit 13.02 and substituting therefor Exhibit 13.02 hereto.

                           (gg) Amendment to Section 13.04. Section 13.04 is hereby amended by replacing the text "by a Bank hereunder" with the following text:

                           "or issuance of any Letter of Credit by the Issuing
                  Bank (including any refusal by the Issuing Bank to honor a demand for payment under a Letter of Credit if the documents presented in connection with such demand do not strictly comply with the terms of such Letter of Credit) hereunder", by inserting after the word "Loans" the text "or Letters of Credit", and by replacing the date "June 21, 2001" with the date "June 3, 2002".

                           (hh) Amendment to Section 13.07(b). Section 13.07(b) is hereby amended by adding immediately after the phrase "a portion of its Commitment", the text "participations in Letters of Credit".

                           SECTION 2. Representations and Warranties. The Company hereby represents and warrants to the Administrative Agent and the Banks that:

                           (a) This 2002 Amendment and Restatement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligations enforceable in accordance with its terms.

                           (b) As of the date hereof, and after giving effect to this 2002 Amendment and Restatement, no Default or Event of Default has occurred and is continuing and the representations and warranties contained in the Credit

         Agreement, as amended and restated by this 2002 Amendment and Restatement, are true and correct in all material respects as if made on the date hereof.

                           SECTION 3. Effectiveness. The effectiveness of this 2002 Amendment and Restatement is subject to the satisfaction on the date hereof of the following conditions:

                           (a) the Administrative Agent shall have received executed counterparts of this 2002 Amendment and Restatement which, when taken together, bear the signatures of each of the parties hereto;

                           (b) the Administrative Agent shall have received on behalf of the Banks from Counsel for the Company their opinion dated the date hereof, substantially in the form attached to the Credit Agreement as Exhibit 7.01(a);

                           (c) the Administrative Agent shall have received on behalf of the Banks an Officer's Certificate dated the date hereof, substantially in the form attached to the Credit Agreement as Exhibit 7.01(b);

                           (d) the Administrative Agent shall have received all fees and other amounts payable in connection with this Agreement on or prior to the date hereof, including to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company hereunder; and

                           (e) on the date hereof, the Company shall have repaid, or shall repay from the initial Loans hereunder, in full the principal of all Loans outstanding and other amounts accrued and not yet paid under the Credit Agreement, and the Company shall have effectively terminated all the Commitments then outstanding in accordance with the Credit Agreement and replaced them with the Commitments as set forth in Schedule 2.01(a) hereto.

                           Following the satisfaction on the date hereof of the conditions set forth above, the Administrative Agent shall inform the Company in writing that this 2002 Amendment and Restatement has become effective.

                           SECTION 4. Counterparts. This 2002 Amendment and Restatement may be signed in any number of counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page by facsimile transmission shall be effective as delivery of a manually executed counterpart of this 2002 Amendment and Restatement.

                           SECTION 5. APPLICABLE LAW. This 2002 Amendment and Restatement shall be deemed to be an agreement executed by the Company, the Administrative Agent, the Documentation Agents, the Syndication Agents and the Banks under the laws of the State of New York and of the United States and for all purposes shall be construed in accordance with, and governed by, the laws of said State and of the United States.

                           SECTION 6. Credit Agreement. As used in the Credit Agreement and the Exhibits thereto, (a) the terms "Agreement", "herein", "hereinafter", "hereunder", "hereto", and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended and restated by this 2002 Amendment and Restatement and (b) all references to "the date of this Agreement", "the date hereof" or like language shall be deemed to be references to the date of this 2002 Amendment and Restatement.

                           SECTION 7. Expenses. The Company shall pay, in accordance with the provisions of Section 13.01 of the Credit Agreement, all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Banks in connection with the preparation, negotiation, execution, delivery and enforcement of this 2002 Amendment and Restatement, including, but not limited to, the reasonable fees and disbursements of Cravath, Swaine & Moore, as well as the reasonable out-of-pocket expenses incurred by the arrangers hereof. The agreement set forth in this Section 7 shall survive the termination of this 2002 Amendment and Restatement.

         IN WITNESS WHEREOF, the parties hereto have caused this 2002 Amendment and Restatement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                                   COX RADIO, INC.,

                                     by
                                           /s/        Richard Jacobson
                                          -------------------------------------
                                          Name:  Richard Jacobson
                                          Title: Treasurer

                                   JPMORGAN CHASE BANK

                                     by
                                           /s/        Constance M. Coleman
                                          -------------------------------------
                                          Name:  Constance M. Coleman
                                          Title: Vice President

                                   BANK OF AMERICA, N.A.

                                     by
                                           /s/        Pamela S. Kurtzman
                                          -------------------------------------
                                          Name:  Pamela S. Kurtzman
                                          Title: Principal

                                   WACHOVIA BANK, N.A.

                                     by
                                           /s/        John G. Taylor
                                          -------------------------------------
                                          Name:  John G. Taylor
                                          Title: Vice President

                                   CITIBANK, N.A.

                                     by
                                           /s/        Elizabeth H. Minella
                                          -------------------------------------
                                          Name:  Elizabeth H. Minella
                                          Title: Director

                                   FLEET NATIONAL BANK

                                     by
                                           /s/        William Weiss
                                          -------------------------------------
                                          Name:  William Weiss
                                          Title: Vice President

                                   CREDIT SUISSE FIRST BOSTON CAYMAN
                                   ISLANDS BRANCH

                                     by
                                           /s/        Jay Chall
                                          -------------------------------------
                                          Name:  Jay Chall
                                          Title: Director

                                     by
                                           /s/        Jeffrey Bernstein
                                          -------------------------------------
                                          Name:  Jeffrey Bernstein
                                          Title: Vice President

                                   LEHMAN COMMERCIAL PAPER INC.

                                     by
                                           /s/        Michele Swanson
                                          -------------------------------------
                                          Name:  Michele Swanson
                                          Title: Authorized Signatory

                                   MERRIL LYNCH BANK USA

                                     by
                                           /s/        Louis Alder
                                          -------------------------------------
                                          Name:  Louis Alder
                                          Title: Vice President

                                   MORGAN STANLEY BANK

                                     by
                                           /s/        Jaap L. Tonckens
                                          -------------------------------------
                                          Name:  Jaap L. Tonckens
                                          Title: Vice President

                                   SUNTRUST BANK

                                     by

                                           /s/        Thomas C. Palmer
                                          -------------------------------------
                                          Name:  Thomas C. Palmer
                                          Title: Managing Director

                                   THE BANK OF NEW YORK

                                     by
                                           /s/        Cynthia L. Rogers
                                          -------------------------------------
                                          Name:  Cynthia L. Rogers
                                          Title: Vice President


                                   COMMERZBANK NEW YORK AND CAYMAN
                                   ISLAND BRANCHES

                                     by
                                           /s/        David Suttles
                                          -------------------------------------
                                          Name:  David Suttles
                                          Title: Vice President

                                     by
                                           /s/        Lee Ward
                                          -------------------------------------
                                          Name:  Lee Ward
                                          Title: Assistant Vice President

                                   DRESDNER BANK AG, NEW YORK AND GRAND
                                   CAYMAN BRANCHES

                                     by
                                           /s/        Michael S. Greenberg
                                          -------------------------------------
                                          Name:  Michael S. Greenberg
                                          Title: Vice President

                                     by

                                           /s/        William E. Lambert
                                          -------------------------------------
                                          Name:  William E. Lambert
                                          Title: Vice President

                                   MIZUHO CORPORATE BANK, LTD.

                                     by
                                           /s/        Raymond Ventura
                                          -------------------------------------
                                          Name:  Raymond Ventura
                                          Title: Senior Vice President

                                   UBS AG, STAMFORD BRANCH

                                     by
                                           /s/        Susan Brunner
                                          -------------------------------------
                                          Name:  Susan Brunner
                                          Title: Associate Director


                                     by
                                           /s/        Luke Goldsworthy
                                          -------------------------------------
                                          Name:  Luke Goldsworthy
                                          Title: Associate Director


                                   WESTDEUTSCHE LANDESBANK GIROZENTRALE

                                     by
                                           /s/        Pascal Kabemba
                                          -------------------------------------
                                          Name:  Pascal Kabemba
                                          Title: Associate Director


                                     by
                                           /s/        Richard Jacobson
                                          -------------------------------------
                                          Name:  Richard Jacobson
                                          Title: Associate Director